                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                                                                 January 2, 2002
                          Supplement to the Prospectus

The Fund's investment adviser, Cohen & Steers Capital Management, Inc., has agreed to waive its investment advisory fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's total expense ratio to 1.50% of the Fund's net assets through December 31, 2002.

As a result, the information below supplements and changes the following sections of the Fund's prospectus:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment):
         Maximum Sales Load Imposed on
           Purchases (as a percentage of offering price)......................  NONE
         Maximum Sales Load Imposed on Reinvested
           Dividends (as a percentage of offering price) .....................  NONE
         Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)..................................  NONE
         Redemption Fee (as a percentage of redemption proceeds)..............  NONE

         Annual Fund Operating Expenses (expenses that are deducted from
           Fund assets)*
         Management Fee.......................................................  0.90%
         Other Expenses.......................................................  1.50%
         Total Annual Fund Operating Expenses**...............................  2.40%

-------------
         *The investment adviser has directed certain portfolio transactions to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $12,353 under these arrangements. Although the Fund did not pay these expenses directly, this amount has been added to the Fund's "Other Expenses" in accordance with disclosure regulations. Had these costs not been reflected in the table, the Fund's "Total Operating Expenses" would have been 2.37%. The Management of the Fund believes these arrangements benefit the Fund and the Fund's shareholders and intends to continue such arrangements in the future.

         **The investment adviser has agreed to waive its fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's total expense ratio to 1.50% of the Fund's net assets through December 31, 2002.

EXAMPLE*
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also shows the expenses assuming no redemption. In addition, the Example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 year   3 years  5 years  10 years
                                                              ------   -------  -------  --------
                                                       ......  $243     $748     $1,280   $2,736

* The Fund's investment adviser has agreed to waive its investment advisory fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's total expense ratio to 1.50% of the Fund's net assets through December 31, 2002. If this limitation on the total expense ratio were reflected in the Example, the cost of investing in the Fund would be as follows:

                                                              1 year   3 years  5 years  10 years
                                                              ------   -------  -------  --------
                                                       ...... $153     $474       $818     $1791

MANAGEMENT OF THE FUND - THE INVESTMENT ADVISER

The Fund's investment adviser has agreed to waive its investment advisory fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's total expense ratio to 1.50% of the Fund's net assets through December 31, 2002.